                                                                      EXHIBIT 24





                               POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that each of the under signed Directors of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to $750 million of convertible debt securities of the Company, up to $750 million of convertible preferred securities of a Delaware business trust or other entity affiliated with the Company (the "Issuer"), a guaranty by the Company of such convertible preferred securities of the Issuer, and such number of shares of common stock, par value $1.00 per share, of the Company as are issuable upon conversion from time to time of any of the foregoing securities, and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each of the undersigned Directors of the Company in the capacity of Director thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the names below.



/s/ Kenneth W. Dam
--------------------------
Kenneth W. Dam                                    March 13, 1998


 /s/ Joseph T. Gorman
--------------------------
Joseph T. Gorman                                  March 13, 1998


 /s/ Judith M. Gueron
--------------------------
Judith M. Gueron                                  March  13, 1998

 /s/ Sir Ronald Hampel
--------------------------
Sir Ronald Hampel                              March 13, 1998


 /s/ John P. Mulroney
--------------------------
John P. Mulroney                               March 13, 1998


 /s/ Sir Arvi Parbo
--------------------------
Sir Arvi Parbo                                 March 13, 1998


 /s/ Henry B. Schacht
--------------------------
Henry B. Schacht                               March 13, 1998


 /s/ Forrest N. Shumway
--------------------------
Forrest N. Shumway                             March 13, 1998


 /s/ Franklin A. Thomas
--------------------------
Franklin A. Thomas                             March 13, 1998


 /s/ Marina v.N. Whitman
--------------------------
Marina v.N. Whitman                            March 13, 1998

                               POWER OF ATTORNEY


     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Executive Vice President and Chief Financial Officer of Aluminum Company of America (the "Company") hereby constitutes and appoints EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to $750 million of convertible debt securities of the Company, up to $750 million of convertible preferred securities of a Delaware business trust or other entity affiliated with the Company (the "Issuer"), a guaranty by the Company of such convertible preferred securities of the Issuer, and such number of shares of common stock, par value $1.00 per share, of the Company as are issuable upon conversion from time to time of any of the foregoing securities, and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Executive Vice President and Chief Financial Officer of the Company in the capacity of Principal Financial Officer thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the under signed hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite the name below.


  /s/ Richard B. Kelson
 ---------------------------------
Richard B. Kelson                           March 13, 1998
Executive Vice President and
Chief Financial Officer

                               POWER OF ATTORNEY


     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Controller of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to $750 million of convertible debt securities of the Company, up to $750 million of convertible preferred securities of a Delaware business trust or other entity affiliated with the Company (the "Issuer"), a guaranty by the Company of such convertible preferred securities of the Issuer, and such number of shares of common stock, par value $1.00 per share, of the Company as are issuable upon conversion from time to time of any of the foregoing securities, and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Senior Vice President and Controller of the Company in the capacity of Principal Accounting Officer thereof to any registration statement to be filed with the Securi ties and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite the name below.


    /s/ Earnest J. Edwards
---------------------------------
Earnest J. Edwards                          March 13, 1998
Vice President and Controller

                               POWER OF ATTORNEY


     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman of the Board and Chief Executive Officer of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, EARNEST J. EDWARDS and DENIS
A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to $750 million of convertible debt securities of the Company, up to $750 million of convertible preferred securities of a Delaware business trust or other entity affiliated with the Company (the "Issuer"), a guaranty by the Company of such convertible preferred securities of the Issuer, and such number of shares of common stock, par value $1.00 per share, of the Company as are issuable upon conversion from time to time of any of the foregoing securities, and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Chairman of the Board and Chief Executive Officer of the Company in the capacity of Principal Executive Officer thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite the name below.


  /s/ Paul H. O'Neill
 ------------------------------
Paul H. O'Neill                             March 13, 1998
Chairman of the Board and
Chief Executive Officer

                               POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to $750 million of convertible preferred securities of the Company, up to $750 million of convertible preferred securities of a Delaware business trust or other entity affiliated with the Company (the "Issuer"), a guaranty by the Company of such convertible preferred securities of the Issuer, and such number of shares of common stock, par value $1.00 per share, of the Company as are issuable upon conversion from time to time of any of the foregoing securities, and including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Director of the Company in the capacity of Director thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite the name below.

/s/ Hugh M. Morgan
------------------------------------
Hugh M. Morgan                                May 22, 1998

                               POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that each of the under signed Directors of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to $1 billion of securities, including but not limited to, debt, convertible, common, preferred or hybrid securities of the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each of the undersigned Directors of the Company in the capacity of Director thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the names below.


/s/  Kenneth W. Dam
--------------------------
Kenneth W. Dam
March 13, 1998


/s/  Joseph T. Gorman
--------------------------
Joseph T. Gorman
March 13, 1998


/s/  Judith M. Gueron
--------------------------
Judith M. Gueron
March 13, 1998


/s/  Sir Ronald Hampel
--------------------------
Sir Ronald Hampel
March 13, 1998

/s/  John P. Mulroney
--------------------------
John P. Mulroney
March 13, 1998


/s/  Sir Arvi Parbo
--------------------------
Sir Arvi Parbo
March 13, 1998


/s/  Henry B. Schacht
--------------------------
Henry B. Schacht
March 13, 1998


/s/  Forrest N. Shumway
--------------------------
Forrest N. Shumway
March 13, 1998


/s/  Franklin A. Thomas
--------------------------
Franklin A. Thomas
March 13, 1998


/s/  Marina v.N. Whitman
--------------------------
Marina v.N. Whitman
March 13, 1998

                               POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Executive Vice President and Chief Financial Officer of Aluminum Company of America (the "Company") hereby constitutes and appoints EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or either of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to $1 billion of securities, including but not limited to, debt, convertible, common, preferred or hybrid securities of the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Executive Vice President and Chief Financial Officer of the Company in the capacity of Principal Financial Officer thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the name below.


/s/  B. Kelson
----------------------------
Richard B. Kelson                               March 13, 1998
Executive Vice President and
Chief Financial Officer

                               POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Controller of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON and DENIS A. DEMBLOWSKI, or either of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to $1 billion of securities, including but not limited to, debt, convertible, common, preferred or hybrid securities of the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Senior Vice President and Controller of the Company in the capacity of Principal Accounting Officer thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the name below.


/s/  Earnest J. Edwards
------------------------------
Earnest J. Edwards                              March 13, 1998
Senior Vice President and Controller

                               POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman of the Board and Chief Executive Officer of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, EARNEST J. EDWARDS and DENIS
A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to $1 billion of securities, including but not limited to, debt, convertible, common, preferred or hybrid securities of the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Chairman of the Board and Principal Executive Officer and/or Director thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the under signed hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite the name below.


/s/ Paul H. O'Neill
--------------------------
Paul H. O'Neill                                 March 13, 1998
Chairman of the Board and
Chief Executive Officer

                               POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Aluminum Company of America (the "Company") hereby constitutes and appoints RICHARD B. KELSON, EARNEST J. EDWARDS and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of up to $1 billion of securities, including but not limited to, debt, convertible, common, preferred or hybrid securities of the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned Director of the Company in the capacity of Director thereof to any registration statement to be filed with the Securities and Exchange Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite the name below.


/s/  Hugh M. Morgan
--------------------------
Hugh M. Morgan                                  May 22, 1998